Exhibit 99.1
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                             As of November 30, 2004



                ASSETS

Current Assets:
  Cash (from Form 2-B, line 5)                    $     16,387
  Accounts Receivable (from Form 2-E)                   24,010
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                             -
    Retainage                                           36,010
    Prepaid and Other                                   34,927
                                                  ------------
        Total Current Assets                                       $    111,334
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,218,937
                                                  ------------

        Total Fixed Assets                           1,218,937
                                                  ------------
  Less:  Accumulated Depreciation                   (1,052,118)

        Net Fixed Assets                                                166,819
                                                                   ------------

Other Long Term Assets:
  License                                                4,000
  Deposit                                                1,250
                                                  ------------
        TOTAL ASSETS                                                    283,403
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                     243,892
  Notes Payable                                         50,000
  Rents and Leases Payable                                   -
  Taxes Payable (from Form 2-E)                         19,275
  Accrued interest                                           -
  Other:
    Accrued Expense                                    325,557
                                                  ------------

        Total Post Petition Liabilities                            $    638,724
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      160,989
  Secured Debt                                         191,259
  Unsecured Debt                                     9,031,743
                                                  ------------
        Total Pre-Petition Liabilities                                9,383,991
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,022,715
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,714
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,880,111)
  Post Petition                                       (919,118)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $ (9,739,312)
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $    283,403
                                                                   ------------



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                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                   For Period November 1 to November 30, 2004


Gross Operating Revenue                           $    181,131
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $    181,131

Cost of Goods Sold                                                        3,647
                                                                   ------------

        Gross Profit                                                    177,484
                                                                   ------------

Operating Expenses
  Salaries and Wages                                    78,731
  Rents and Leases                                       7,020
  Payroll Taxes (Employer)                               6,187
  Other:
    Health Insurance                                     8,942
    Fees/Licenses                                            -
    G & A                                               12,050
                                                  ------------

        Total Operating Expenses                                        112,930

        Operating Income (Loss)                                          64,554
                                                                   ------------

Legal and Professional Fees                                                   -
Depreciation, Depletion and Amortization                                 25,626
Interest Expense                                                              -
                                                                   ------------

        Net Operating Income (Loss)                                      38,928
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                         4,284
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                            4,284
                                                                   ------------

        Net Income (Loss) Before Income Taxes                            34,644
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $     34,644
                                                                   ------------



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